UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 5.07 Submission of Matters to a Vote of Security Holders
Etsy, Inc. ("Etsy") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") on June 15, 2022. Stockholders voted on the proposals set forth below.

Proposal 1 - Election of Directors
Each of the Class I director nominees to the Board of Directors was elected to serve until Etsy's 2025 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until he or she resigns, dies, or is removed from the Board of Directors. The results of the voting were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
C. Andrew Ballard	94,465,369	311,601	13,927,642
Jonathan D. Klein	62,934,475	31,842,495	13,927,642
Margaret M. Smyth	59,328,587	35,448,383	13,927,642

Proposal 2 - Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation of Etsy's named executive officers, as disclosed in Etsy's Proxy Statement for the Annual Meeting. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,367,086	16,302,721	107,163	13,927,642

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
105,600,241	3,046,259	58,112

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 15, 2022, C. Andrew Ballard was appointed to the Compensation Committee of the Board of Directors of Etsy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: s/Jill Simeone
Jill Simeone
Chief Legal Officer
Dated: June 16, 2022